UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 2, 2026

Legence Corp.

(Exact name of registrant as specified in its charter)

Delaware	001-42838	33-2905250
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1601 Las Plumas Avenue
San Jose, CA		95133
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (833) 534-3623

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	LGN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed in the Current Report on Form 8-K filed by Legence Corp. (the “Company”) with the Securities and Exchange Commission on January 2, 2026 (the “Initial Form 8-K”), on January 2, 2026, the Company and its wholly owned subsidiary, Legence Subsidiary Holdings, LLC, consummated the previously announced acquisition of 100% of the equity interests of The Bowers Group, Inc. (“Bowers”).

This Amendment No. 1 to the Initial Form 8-K (this “Amendment”) is being filed solely to amend the Initial Form 8-K to include the financial statements of a business acquired required by Item 9.01(a) of Form 8-K and the pro forma financial information required by Item 9.01(b) of Form 8-K. Except for the foregoing, this Amendment does not modify or update any other disclosure contained in the Initial Form 8-K.

Item 9.01	Financial Statements and Exhibits.

(a) Financial statements of businesses or funds acquired.

The audited consolidated financial statements of Bowers and subsidiaries as of and for the year ended September 30, 2025, and the notes related thereto, are filed herewith and attached hereto as Exhibit 99.1, and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined balance sheet of the Company and subsidiaries as of September 30, 2025 and the unaudited pro forma condensed combined statements of operations of the Company and subsidiaries for the nine months ended September 30, 2025 and the year ended December 31, 2024, and the notes related thereto, are filed herewith and attached hereto as Exhibit 99.2, and are incorporated herein by reference.

(d) Exhibits.

Exhibit No.	Description

23.1	Consent of Lanigan Ryan, P.C. (independent auditor for Bowers).

99.1	Audited consolidated financial statements of Bowers and subsidiaries as of and for the year ended September 30, 2025, and the notes related thereto.

99.2	Unaudited pro forma condensed combined balance sheet of the Company and subsidiaries as of September 30, 2025 and unaudited pro forma condensed combined statements of operations of the Company and subsidiaries for the nine months ended September 30, 2025 and the year ended December 31, 2024, and the notes related thereto.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEGENCE CORP.

Dated: March 18, 2026	By:	/s/ Stephen Butz
	Name:	Stephen Butz
	Title:	Chief Financial Officer